IBJ FUNDS TRUST

                       SUPPLEMENT DATED FEBRUARY 28, 1998
                       TO PROSPECTUS DATED MARCH 28, 1997

         This  Supplement  is  provided  to  update,   and  should  be  read  in
conjunction with, the information provided in the Prospectus and Statement of Additional Information.

         Mr. James O'Mealia, Senior Portfolio Manager with IBJ Schroder Bank & Trust Company is responsible for the day-to-day management of Core Equity Fund.

         At a meeting of the Board of Trustees of IBJ Funds Trust on December 18, 1997 the Trustees approved a new Administration Agreement and Transfer Agency and Services Agreement with First Data Investor Services Group, Inc. ("Investor Services Group") pursuant to which Investor Services Group will become the successor Administrator, Transfer Agent and Fund Accountant to BISYS Fund Services, Inc., and certain of its affiliates effective March 1, 1998. In addition, the Board approved a new Distribution Agreement with First Data Distributors, Inc. which also will become effective on March 1, 1998. Investor Services Group and its affiliate are located at 4400 Computer Drive, Westborough, Massachusetts 01581-5120. For its administrative services, Investor Services Group is entitled to receive a fee from each Fund computed daily and payable monthly, at the annual rate of 0.15% of average daily net assets of each Fund up to $500 million, 0.10% of average daily net assets of each Fund in excess of $500 million up to $1 billion and 0.075% of average daily net assets of each Fund in excess of $1 billion. For the fund accounting and transfer agent services, Investor Services Group receives a fee of $35,000 and $20,000, respectively, per Fund plus certain out-of-pocket expenses. Investor Services Group and its affiliate will perform substantially identical services as their predecessor.

                  PLEASE NOTE THE FOLLOWING REVISIONS REGARDING
               PRICING AND PURCHASE OF FUND SHARES EFFECTIVE
                                     MARCH 1, 1998:

         Please call 1-800-994-2533 for wiring instructions. A completed application must be sent by overnight delivery to the Fund in advance of the wire to IBJ Funds Trust, P.O. Box 5183, 4400 Computer Drive, Westborough, MA 01581. Notification must be given to the Fund at 1-800-994-2533 prior to 12:00 p.m. Eastern Standard Time, of the wire date for The Reserve Money Market Fund and prior to 4:00 p.m. Eastern Standard Time in the case of The Core Fixed Income Fund, The Core Equity Fund and The Blended Total Return Fund.

         Payments to open new accounts should be sent to IBJ Funds Trust, P.O. Box 5183, Westborough, MA 01581, together with a completed application.

                  PLEASE NOTE THE FOLLOWING REVISIONS REGARDING
                EXCHANGE OF FUND SHARES EFFECTIVE MARCH 1, 1998:

         Exchange by Mail - A Letter of Instruction should be sent by mail to IBJ Funds Trust. No signature guarantee is required. Newly purchased shares must remain in the account for ten days.

                  PLEASE NOTE THE FOLLOWING REVISIONS REGARDING
               REDEMPTION OF FUND SHARES EFFECTIVE MARCH 1, 1998:

         By Mail - Requests should be addressed to IBJ Funds Trust, P.O. Box 5183, Westborough, MA 01581. To protect shareholder accounts, the Funds and its transfer agent from fraud, a signature guarantee will be required when redemptions proceeds are to be sent to an address other than the registered address, or if the redemption is greater than $50,000.

         By Telephone - Telephone redemption and telephone exchanges will be suspended for a period of 10 days following an address change made by telephone.